Exhibit 99.2
VOTING AGREEMENT
     THIS VOTING AGREEMENT (“Agreement”), dated as of October 14, 2009, is made by and among OXiGENE, Inc., a Delaware corporation (“OXiGENE”), VaxGen, Inc., a Delaware corporation (“VaxGen”), and the undersigned holder (“Stockholder”) of shares of capital stock (the “Shares”) of OXiGENE.
     WHEREAS, OXiGENE, OXiGENE Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of OXiGENE (“Merger Sub”), VaxGen, and James Panek, as representative of the stockholders of VaxGen, have entered into an Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”), providing for the merger of Merger Sub with and into VaxGen (the “Merger”);
     WHEREAS, Stockholder beneficially owns and has sole or shared voting power with respect to the number of Shares, and holds stock options or other rights to acquire the number of Shares indicated opposite Stockholder’s name on Schedule 1 attached hereto;
     WHEREAS, as an inducement and a condition to the willingness of VaxGen and Merger Sub to enter into the Merger Agreement, and in consideration of the substantial expenses incurred and to be incurred by them in connection therewith, Stockholder has agreed to enter into and perform this Agreement; and
     WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Merger Agreement.
     NOW, THEREFORE, in consideration of, and as a condition to, VaxGen and Merger Sub entering into the Merger Agreement and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by them in connection therewith, Stockholder, OXiGENE and VaxGen agree as follows:
     1. Agreement to Vote Shares. Stockholder agrees that, prior to the Expiration Date (as defined in Section 2 below), at any meeting of the stockholders of OXiGENE or any adjournment or postponement thereof, or in connection with any written consent of the stockholders of OXiGENE, with respect to the Merger or the Merger Agreement, Stockholder shall:
          (a) appear at such meeting or otherwise cause the Shares and any New Shares (as defined in Section 3 below) to be counted as present thereat for purposes of calculating a quorum;
          (b) from and after the date hereof until the Expiration Date, vote (or cause to be voted), or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares and any New Shares that such Stockholder shall be entitled to so vote, in favor of adoption and approval of the Merger Agreement and all other transactions contemplated by the Merger Agreement as to which stockholders of OXiGENE are called upon to vote in favor of or consent to any matter necessary for consummation of the Merger and other transactions contemplated by the Merger Agreement. The Stockholder shall not take or commit or agree to take any action inconsistent with the foregoing.
     2. Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be terminated pursuant to Article 8 thereof or otherwise, or (c) upon mutual written agreement of the parties to terminate this Agreement. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement or acts of bad faith prior to termination hereof.
     3. Additional Purchases. Stockholder agrees that any shares of capital stock or other equity securities of OXiGENE that Stockholder purchases or with respect to which Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the record date for determining the OXiGENE stockholders entitled to vote with respect to the Merger, whether by the exercise of any stock options or otherwise (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.
     4. Agreement to Retain Shares. From and after the date hereof until the Expiration Date, Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, Stockholder may make (a) transfers by will or by operation of law or other transfers for estate-planning purposes, in which case this Agreement shall bind the transferee and (b) as VaxGen may otherwise agree in writing in its sole discretion.
     5. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to OXiGENE and VaxGen as follows:
          (a) Stockholder has the full power and authority to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder;
          (b) this Agreement has been duly executed and delivered by or on behalf of Stockholder and, to the Stockholder’s knowledge and assuming this Agreement constitutes a valid and binding agreement of OXiGENE and VaxGen, constitutes a valid and binding agreement with respect to Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors’ rights and remedies generally;
          (c) except as set forth on Schedule 1, Stockholder beneficially owns the number of Shares indicated opposite such Stockholder’s name on Schedule 1, and will own any New Shares, free and clear of any liens, claims, security interests, pledges or other encumbrances or restrictions of any kind or nature whatsoever (“Liens”) except for any restrictions under applicable securities laws, and has sole or shared, and otherwise unrestricted, voting power with respect to such Shares or New Shares and none of the Shares or New Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Shares or the New Shares, except as contemplated by this Agreement;
          (d) to the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder does not, and the performance by Stockholder of his or her obligations hereunder and the compliance by Stockholder with any provisions hereof will not, violate or conflict with, result in a material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Liens on any Shares or New Shares pursuant to, any agreement, instrument, note, bond, mortgage, contract, lease, license, permit or other obligation or any order, arbitration award, judgment or decree to which Stockholder is a party or by which Stockholder is bound, or any law, statute, rule or regulation to which Stockholder is subject or, in the event that Stockholder is a corporation, partnership, trust or other entity, any bylaw or other organizational document of Stockholder; and
          (e) to the knowledge of Stockholder, the execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder does not and will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by Stockholder of his or her obligations under this Agreement in any material respect.
     6. Irrevocable Proxy. Subject to the penultimate sentence of this Section 6, by execution of this Agreement, Stockholder does hereby appoint VaxGen with full power of substitution and resubstitution, as Stockholder’s true and lawful attorney and irrevocable proxy, to the fullest extent of the undersigned’s rights with respect to the Shares, to vote, if the Stockholder is unable to perform his or her obligations under this Agreement, each of such Shares solely with respect to the matters set forth in Section 1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date of this Agreement. The Stockholder hereby revokes any proxies previously granted and represents that none of such previously-granted proxies are irrevocable.
     7. Waiver of Appraisal Rights. The Stockholder hereby waives, and agrees not to exercise or assert, any appraisal rights under applicable law, including Section 262 of the DGCL in connection with the Merger.
     8. Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in any competent jurisdiction, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.
     9. Further Assurances. Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as OXiGENE or VaxGen may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and the Merger Agreement.
     10. Disclosure. Stockholder hereby agrees that OXiGENE and VaxGen may publish and disclose in the Registration Statement (including all documents and schedules filed with the SEC), the Proxy Statement, any prospectus filed with any regulatory authority in connection with the Merger and any related documents filed with such regulatory authority and as otherwise required by Law, such Stockholder’s identity and ownership of Shares and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement and may further file this Agreement as an exhibit to the Registration Statement or prospectus or in any other filing made by OXiGENE or VaxGen as required by Law or the terms of the Merger Agreement, including with the SEC or other regulatory authority, relating to the Merger, all subject to prior review and an opportunity to comment by Stockholder’s counsel.
     11. Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by nationally-recognized overnight courier (providing proof of delivery) or by electronic mail (providing a copy to be delivered by mail) or by facsimile transmission (providing confirmation of transmission) to OXiGENE or VaxGen, as the case may be, in accordance with Section 10.2 of the Merger Agreement and to each Stockholder at its address set forth on Schedule 1 attached hereto (or at such other address for a party as shall be specified by like notice).
     12. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     13. Binding Effect and Assignment. All of the covenants and agreements contained in this Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators and other legal representatives, as the case may be. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.
     14. No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, to create any agreement of employment with any person or to otherwise create any third-party beneficiary hereto.
     15. No Waivers. No waivers of any breach of this Agreement extended by OXiGENE or VaxGen to Stockholder shall be construed as a waiver of any rights or remedies of OXiGENE or VaxGen, as applicable, with respect to any other stockholder of OXiGENE who has executed an agreement substantially in the form of this Agreement with respect to Shares held or subsequently held by such stockholder or with respect to any subsequent breach of the Stockholder or any other such stockholder of OXiGENE. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.
     16. Governing Law; Jurisdiction and Venue. THIS AGREEMENT IS MADE UNDER, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED SOLELY THEREIN, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in San Francisco, California; (b) if any such action is commended in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the Northern District of California; (c) each of the parties irrevocably waives the right to trial by jury; and (d) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepared, to the address at which such party is to receive notice in accordance with Section 11.
     17. Waiver of Jury Trial. The parties hereto hereby waive any right to trial by jury with respect to any action or proceeding related to or arising out of this Agreement, any document executed in connection herewith and the matters contemplated hereby and thereby.
     18. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (a) the Board of Directors of OXiGENE has approved, for purposes of any applicable anti-takeover laws and regulations and any applicable provision of the OXiGENE Certificate of Incorporation, the transactions contemplated by the Merger Agreement, (b) the Merger Agreement is executed by all parties thereto, and (c) this Agreement is executed by all parties hereto.
     19. Entire Agreement; Amendment. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.
     20. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

     21. Definition of Merger Agreement. For purposes of this Agreement, the term “Merger Agreement” may include such agreement as amended or modified as long as such amendments or modifications (i) do not (x) change the form of consideration, or (y) reduce the Merger Consideration or change the allocation of Merger Consideration among the VaxGen Stockholders in either case in a manner adverse to the Stockholder, or (ii) have been agreed to in writing by Stockholder.
     22. Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument.

     EXECUTED as of the date first above written.

STOCKHOLDER

Name:

OXIGENE, INC.
By:
Name:
Title:

VAXGEN, INC.
By:
Name:
Title:

Schedule 1

Stockholder	Shares of Common Stock	Stock Options

David Chaplin	133,100	560,000
c/o: OXiGENE, Inc.
Magdalen Centre
Robert Robinson Avenue
The Oxford Science Park
Oxford OX4 4GA
United Kingdom
Facsimile: +44-01865-784717
E-Mail: dchaplin@oxigene.com

Roy H. Fickling	80,829	0
c/o: Fickling & Company, Inc.
577 Mulberry Street, Suite 1100
P.O. Box 310
Macon, GA 31202-0310
Facsimile: (478) 742-2015
E-Mail: roy@fickling.com

Mark Kessel	0	0
c/o: Symphony Capital LLC
875 Third Avenue, 3rd Floor
New York, NY 10022
Facsimile: (212) 632-5401
E-Mail: mark@symphonycapital.com

Arthur B. Laffer	335,570	110,000
c/o: Laffer Associates
2909 Poston Avenue, 2nd Floor
Nashville, TN 37203
Facsimile: (615) 320-3806
E-Mail: fscudder@laffer.com

Peter J. Langecker	0	250,000
c/o: OXiGENE, Inc.
701 Gateway Blvd., Suite 210
South San Francisco, CA 94080
Facsimile: (650) 635-7001
E-Mail: plangecker@oxigene.com

Stockholder	Shares of Common Stock	Stock Options

James B. Murphy	40,000	295,000
c/o: OXiGENE, Inc.
300 Bear Hill Road
Waltham, MA 02451
Facsimile: (781) 547-6800
E-Mail: jmurphy@oxigene.com

William D. Schwieterman	57,191	0
c/o: Tekgenics, Inc.
3901 Point Road
Mobile, AL 36619
Facsimile: (251) 662-3493
E-Mail: wds@tekgenics.org

William N. Shiebler	121,002 directly	110,000
P.O. Box 4491	81,000 indirectly*
Park City, UT 84060
Facsimile: (435) 615-1241
E-Mail: shiebler@gmail.com

Symphony ViDA Holdings LLC	27,117,118	0
c/o: Symphony Capital Partners, L.P.
875 Third Avenue, 3rd Floor
New York, NY 10022
Facsimile: (212) 632-5401
E-Mail: mark@symphonycapital.com
Attention: Mark Kessel

Alastair J.J. Wood	0	0
c/o: Symphony Capital LLC
875 Third Avenue, 3rd Floor
New York, NY 10022
Facsimile: (212) 632-5401
E-Mail: alastair@symphonycapital.com

*	81,000 shares of OXiGENE common stock are held by Tree Tops Partners, L.P., a limited partnership of which Mr. Shiebler and his wife are the general partners.